Exhibit 10.2

SCHEDULE A

REPARE THERAPEUTICS INC.

AMENDED AND RESTATED OPTION PLAN

OPTION AGREEMENT

Pursuant to the Repare Therapeutics, Inc. Amended and Restated Option Plan (the “Plan”), Repare Therapeutics Inc., (together with any successor, the “Company”), has granted to the individual named below, an option (the “Option”) to purchase on or prior to the date which is ten years from the date of grant or such earlier date as is specified herein, all or any part of the number of common shares of the Company indicated below (the “Shares”), at the Exercise Price per share, subject to the terms and conditions set forth in this Option Grant Notice (the “Grant Notice”), the attached Option Agreement (the “Agreement”) and the Plan. [This Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Option does not so qualify, it shall be deemed a non-qualified stock option.]

Name of Optionee: __________________ (the “Optionee”)

No. of Shares: __________ Common Shares

Grant Date: __________________

Expiration Date: __________________ (the “Expiration Date”)

Option Exercise Price/Share: $_________________ (the “Exercise Price”)

Vesting Schedule: 25 percent of the Shares shall vest and become exercisable on the first anniversary of the Grant Date; provided that the Optionee continues to be an Eligible Person who has not been Terminated. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Grant Date until [_____________], on which date, subject to the vesting conditions herein, all remaining Shares shall vest, provided the Optionee continues to be an Eligible Person who has not been Terminated.

Attachments: Amended and Restated Option Plan

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

REPARE THERAPEUTICS, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, and understands that this Option is subject to the terms of the Plan and this Grant Notice which are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SCHEDULE B

REPARE THERAPEUTICS INC.

AMENDED AND RESTATED OPTION PLAN

NOTICE OF EXERCISE

TO:	REPARE THERAPEUTICS INC.
Attention:	[∎]

Pursuant to the Repare Therapeutics Inc. Amended and Restated Option Plan (the “Plan”), the undersigned elects to exercise a vested Option to purchase ________ common shares in the capital of Repare Therapeutics Inc. (“Shares”) which are the subject of an Option granted on _________________, _______, and encloses a bank draft or a certified cheque payable, or has arranged for a wire transfer of immediately available funds, to Repare Therapeutics Inc. in the aggregate amount of $______________, being $_________ per Share plus amounts in respect of any applicable withholding taxes.

I agree to be bound by the terms of the Shareholders Agreement as if I was an original signatory thereto as an Employee Shareholder to the same extent as all of the other parties, and acknowledge that the Shares are held subject to the Shareholders Agreement. All capitalized terms not defined in this Notice of Exercise have the meaning set out in the Plan.

DATED _________________, _______.

Signature

Name (please print)

SCHEDULE C

REPARE THERAPEUTICS INC. AMENDED AND RESTATED OPTION PLAN

NOTICE OF SURRENDER

Pursuant to the Repare Therapeutics Inc. Amended and Restated Option Plan (the “Plan”), the undersigned elects to surrender a vested Option to purchase ________ common shares in the capital of Repare Therapeutics Inc. (“Shares”) which are the subject of an Option granted on _________________, _______, and requests that such surrender be completed in accordance with Section 2.10 of the Plan on a cashless basis. [NTD: Not available for ISOs]

I agree to be bound by the terms of the Shareholders Agreement as if I was an original signatory thereto as an Employee Shareholder to the same extent as all of the other parties, and acknowledge that the Shares are held subject to the Shareholders Agreement. All capitalized terms not defined in this Notice of Exercise have the meaning set out in the Plan.

DATED _________________, _______.

Signature

Name (please print)

2.